UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 15, 2024

Cellectar Biosciences, Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware	1-36598	04-3321804
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Campus Drive, Florham Park, NJ, 07932

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (608) 441-8120

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	CLRB	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On October 29, 2024, Cellectar Biosciences, Inc. (the “Company”) filed an amended Annual Report on Form 10-K/A for the fiscal year ended December 31, 2023 (the “Form 10-K/A”) with the Securities and Exchange Commission (the “SEC”). Due to an inadvertent omission, the consent of the Company’s independent registered public accounting firm dated October 29, 2024 and filed as Exhibit 23.1 to the Form 10-K/A did not include a reference to the Company’s following registration statements on Form S-1 (File Nos. 333-208638, 333-214310, 333-225675, 333-231888, 333-238132, and 333-268554), Form S-1 MEF (File Nos. 333-226374 and 333-238892), and Form S-3 (File Nos. 333-208189, 333-252309, 333-274880 and 333-279731). The correct consent of the Company’s independent registered public accounting firm dated November 15, 2024 (the “Revised Consent”) is attached as Exhibit 23.1 to this Current Report on Form 8-K and is hereby filed with the SEC. The Revised Consent does not change any previously reported financial results or other disclosure contained in the Form 10-K.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Number	Title
23.1	Consent of Independent Registered Public Accounting Firm
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELLECTAR BIOSCIENCES, INC.

Date: November 15, 2024	By:	/s/ Chad J. Kolean
	Name:	Chad J. Kolean
	Title:	Chief Financial Officer